090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140266883-00
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/10/2014 12:01 PM
	Entity Number E0271882011-8

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

BASTA HOLDINGS CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

BASTA'S capital stock shall consist of 250,000,000 shares of common stock at $0.001 par value. 5,000,000 shares of Series A Preferred Stock with $0.001 par value. 5,000,000 shares of Series B Preferred Stock with $0.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: 2/28/14 Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CONSENT OF ACTION OF THE DIRECTORS
OF BASTA HOLDINGS CORP.

The undersigned, being the sole directors of Basta Holdings Corp., a Nevada corporation (hereinafter the "Company") do hereby unanimously consent to the following action taken and done on February 28, 2014:

RESOLVED: To change the capitalization of the Company to provide for the following:

The capital stock of the Company shall consist of 250,000,000 shares of common stock, $.0.001 par value; 5,000,000 shares of Series A Preferred Stock, $.0.001 par value, and 5,000,000 shares of Series B Convertible Preferred Stock, $.0.001 par value.

DESIGNATION OF SERIES A PREFERRED SHARES

1. Creation of Series A Preferred Stock. There is hereby created a series of preferred stock consisting of 5,000,000 shares and designated as the Series A Preferred Stock, $.0.001 par value, having the voting powers, preferences, relative, participating, limitations, qualifications optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

2. Dividends. Dividends shall be paid on the Series A Preferred shares in the discretion of the Board of Directors.

3. Voting Provisions. Each share of Series A Preferred Stock shall be entitled to ten (10) votes on all shareholder matters.

DESIGNATION OF SERIES B CONVERTIBLE PREFERRED SHARES

1. Creation of Series B Convertible Preferred Stock. There is hereby created a series of preferred stock consisting of 5,000,000 shares and designated as the Series B Convertible Preferred Stock, $.0.001 par value , having the voting powers, preferences, relative, participating, limitations, qualifications optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

2. Dividends. Dividends shall be paid on the Series B Convertible Preferred in the discretion of the Board of Directors.

3. Conversion Ratio. Upon request of the holder, each share of Series B Convertible Preferred shall be convertible into two (2) shares of Common Stock.

4. Voting Provisions. Shares of Series B Convertible Preferred Stock shall not be entitled to vote on any shareholder matter and shall have no voting rights whatsoever.

Jacob Gitman, Director

Adam Wasserman, Director

Shufen Xue, Director

CONSENT ACTION OF THE
MAJORITY SHAREHOLDER OF
BASTA HOLDING CORP.

The undersigned, being the majority shareholder of Basta Holding Corp., a Nevada corporation (hereinafter the "Company") hereby consents to the following actions taken and done on February 28, 2014:

RESOLVED: To change the capitalization of the Company to provide for the following:

The capital stock of the Company shall consist of 250,000,000 shares of common stock, \$.0.001 par value; 5,000,000 shares of Series A Preferred Stock, \$.0.001 par value, and 5,000,000 shares of Series B Convertible Preferred Stock, \$.0.001 par value.

DESIGNATION OF SERIES A PREFERRED SHARES

1. Creation of Series A Preferred Stock. There is hereby created a series of preferred stock consisting of 5,000,000 shares and designated as the Series A Preferred Stock, \$.0.001 par value, having the voting powers, preferences, relative, participating, limitations, qualifications optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

2. Dividends. Dividends shall be paid on the Series A Preferred shares in the discretion of the Board of Directors.

3. Voting Provisions. Each share of Series A Preferred Stock shall be entitled to ten (10) votes on all shareholder matters.

DESIGNATION OF SERIES B CONVERTIBLE PREFERRED SHARES

1. Creation of Series B Convertible Preferred Stock. There is hereby created a series of preferred stock consisting of 5,000,000 shares and designated as the Series B Convertible Preferred Stock, \$.0.001 par value, having the voting powers, preferences, relative, participating, limitations, qualifications optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below.

2. Dividends. Dividends shall be paid on the Series B Convertible Preferred in the discretion of the Board of Directors.

3. Conversion Ratio. Upon request of the holder, each share of Series B Convertible Preferred shall be convertible into 2 shares of Common Stock.

4. Voting Provisions. Shares of Series B Convertible Preferred Stock shall not be entitled to vote on any shareholder matter and shall have no voting rights whatsoever.

Mila Tulchinskaya,
Majority Shareholder